UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

September 4, 2009

Date of Report (Date of earliest event reported)

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The following revised sections of the Koppers Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) are attached as Exhibit 99.1 and are incorporated herein by reference:

1.	Item 6—Selected Financial Data

2.	Item 8—Financial Statements and Supplementary Data

The following revised consolidated financial statements of Koppers Holdings Inc., together with the related revised report of independent registered public accounting firm are included herein:

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Statement of Operations for the Years Ended December 31, 2008, 2007 and 2006

•	Consolidated Statement of Comprehensive Income for the Years Ended December 31, 2008, 2007 and 2006

•	Consolidated Balance Sheet at December 31, 2008 and 2007

•	Consolidated Statement of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006

•	Consolidated Statement of Stockholders’ Equity (Deficit) for the Years Ended December 31, 2008, 2007 and 2006

•	Notes to Consolidated Financial Statements

3.	Item 15—Exhibits and Financial Statement Schedules

•	Schedule II—Valuation and Qualifying Accounts

These revised portions of the 2008 Form 10-K are being filed to include certain reclassifications and adjustments that were made to conform the presentation and disclosure therein to Koppers Holdings Inc.’s current presentation, as required by Financial Accounting Standards Board Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. These financial statements also include an additional footnote (footnote 22 in exhibit 99.1) with condensed consolidating financial information in accordance with Rule 3-10(d) and (f) of Regulation S-X promulgated by the SEC with respect to the subsidiary guarantors that are additional registrants under Koppers Holdings Inc.’s Registration Statement on Form S-3 (Registration No. 333-160399), as amended (the “Registration Statement”).

Such reclassifications and adjustments have no impact on previously reported net income or stockholders’ equity attributable to Koppers Holdings Inc.

Part 1, Item 1., “Financial Statements” of Koppers Holdings Inc.’s Quarterly Reports of Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009 are attached as exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference. These financial statements include an additional footnote (footnotes 18 in exhibits 99.2 and 99.3) with condensed consolidating financial information in accordance with Rule 3-10(d) and (f) of Regulation S-X promulgated by the SEC for the aforementioned subsidiary guarantors. Other than the additional footnote discussed above, these financial statements are identical to the financial statements appearing in Koppers Holdings Inc.’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2009, filed on May 7, 2009 and the quarterly period ended June 30, 2009, filed on August 6, 2009.

Item 9.01	Financial Statement and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Certain portions of Koppers Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, as listed in Item 8.01 above.

99.2	Certain portions of Koppers Holdings Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, as listed in Item 8.01 above.

99.3	Certain portions of Koppers Holdings Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, as listed in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2009

KOPPERS HOLDINGS INC.

By:	/s/ Brian H. McCurrie
Brian H. McCurrie
Vice President and Chief Financial Officer

3